SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2003

GUILFORD PHARMACEUTICALS INC.

(Exact name of registrant as specified in its
charter)

Delaware	0-23736	52-1841960

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6611 Tributary Street Baltimore, Maryland (Address of principal executive offices)	21224 (Zip Code)

Registrant’s telephone number, including area code: (410) 631-6300

(Former name or former address, if changed since last report)

Exhibit Index is on page 4.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9. Regulation FD Disclosure (Information Provided Under Item 12 Results of Operations and Financial Condition)

     The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

     On May 8, 2003, Guilford Pharmaceuticals Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of Guilford Pharmaceuticals Inc.’s press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUILFORD PHARMACEUTICALS INC

Dated: May 8, 2003	By:	/s/ Andrew R. Jordan Andrew R. Jordan
Executive Vice President, Chief Financial Officer, and Treasurer (Principal Financial Officer and Principal Accounting Officer)

INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description	Page

99.1	Press Release dated May 8, 2003, issued by Guilford Pharmaceuticals Inc.	5